                                                                    EXHIBIT 10.6

                  AMENDMENT AND RESTATEMENT TO CREDIT AGREEMENT

         This Amendment and Restatement to Credit Agreement (this "Amendment") dated to be effective as of May 1, 2001 (the "Amendment") is among THE SHAW GROUP, INC., a Louisiana corporation (the "Borrower"), the Subsidiaries of the Borrower listed on the signature pages hereto as Guarantors, the banks and other financial institutions listed on the signature pages attached hereto (the "Lenders"), BANK ONE, NA, whose main office is in Chicago, Illinois, individually as a Lender ("Bank One"), as Issuer and as administrative agent for the other Lenders (in such capacity, the "Agent"), FIRSTAR BANK, N.A., individually as a Lender and as syndication agent (the "Syndication Agent"), CREDIT LYONNAIS NEW YORK BRANCH, individually as a Lender and as documentation agent (the "Documentation Agent") and UNION PLANTERS BANK, N.A., individually as a Lender and as CoAgent (the "CoAgent" and, together with the Agent, the Documentation Agent and the Syndication Agent, the "Agents"). Capitalized terms not defined herein shall have the meaning assigned to such terms in the Credit Agreement.

                                  INTRODUCTION

         A. The Borrower, the Lenders, the Guarantors and the Agents are parties to that certain Amended and Restated Credit Agreement dated effective as of the Effective Date, as therein defined (the "Original Agreement"), which Original Agreement has been amended by that certain Amendment to Amended and Restated Credit Agreement (the "First Amendment") dated April 30, 2001, effective as of the Effective Date (the Original Agreement, as amended by the First Amendment is herein referred to as the "Credit Agreement").

         B. The Borrower has requested that the Agents and Lenders modify the Credit Agreement to permit the issuance by Borrower of certain liquid yield option notes.

         C. The Lenders and the Agents are agreeable to such requests upon the terms and conditions herein stated.

         THEREFORE, the Borrower, the Guarantors, the Lenders and the Agents hereby agree that the Credit Agreement is hereby amended and restated in its entirety to read in the form of the Credit Agreement as it currently exists, with amendments to certain sections thereof, as follows:

                                   ARTICLE I
                                CREDIT AGREEMENT

         Section 1.1 Definitions.

                  (a) All capitalized terms used herein and not otherwise defined shall have the meanings given in the Credit Agreement.

                  (b) A new definition of "LYONs" is hereby added in alphabetical order, as follows:

                  "LYONs" is defined in Section 6.11(ix).


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                  (c) The definition of "Consolidated Interest Expense" is
         hereby deleted and replaced with the following:

                  "Consolidated Interest Expense" means, for any Person, with reference to any period, the actual interest expense of such Person and its Subsidiaries calculated on a consolidated basis for such period excluding any amortization of financing fees incurred in connection with this Agreement and excluding any non cash interest expense related to the LYONs (as defined below).

         Section 1.2 Amendment to Section 6.11. A new part (ix) is hereby added to Section 6.11, as follows:

                  (ix) Indebtedness evidenced by those certain liquid yield option notes due 2021 in an amount not in excess of $790,000,000 in face value, more particularly described in that certain Offering Memorandum dated April 26, 2001, prepared by Merrill Lynch & Co., in the form provided to the Agent (the "LYONs").

         Section 1.3 Amendment to Section 6.17. A new sentence is hereby added to the end of Section 6.17 as follows:

                           Notwithstanding the foregoing, the Borrower may voluntarily prepay principal or interest on its or any of its Subsidiaries' Indebtedness existing on the date hereof with the proceeds from the LYONs.

         Section 1.4 New Section 6.22.5. A new Section 6.22.5 is hereby added, as follows:

                  6.22.5 LYONs. Only for purposes of calculating the ratio above in Subsection 6.22.1, obligations of Borrower under the LYONs shall not be included as Consolidated Total Debt.

         Section 1.5 New Sections 6.27, 6.28 and 6.29. New Sections 6.27, 6.28 and 6.29 are hereby added, as follows:

                  6.27. Payment on LYONs. Neither Borrower nor any of its Subsidiaries shall prepay or redeem all or any portion of the LYONs for cash, whether voluntarily or as may be required by the holders of the LYONs.

                  6.28. LYONs Interest Expense. Neither Borrower nor any of its Subsidiaries shall pay cash interest expense with respect to the LYONs.

                  6.29. LYONs Indenture. Borrower shall not amend or agree to any amendment of the indenture dated May 1, 2001 under which the LYONs are issued.


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         Section 1.6 New Section 7.21. A new Section 7.21 is hereby added, as follows:

                  7.21 The occurrence of a default or an event of default under the indenture dated May 1, 2001 under which the LYONs are issued or any other event which would allow all or any of the holders of the LYONs to declare the LYONs to be immediately due and payable.

         Section 1.7 No Waiver of Event of Default. The provisions hereof shall not in any way be construed to waive, nor shall this Amendment in any way serve as a waiver of any Default now or hereafter existing under the Credit Agreement or other Loan Documents, except as expressly set forth herein.

                                   ARTICLE II
                           MISCELLANEOUS; RATIFICATION

         Section 2.1 Representations True; No Default. The Borrower and the Guarantors represent and warrant, as applicable, that:

                  (a) The Borrower and the Guarantors represent and warrant that this Amendment has been duly authorized, executed and delivered on their behalf and the Credit Agreement as amended hereby, together with each other Loan Documents to which the Borrower and each of the Guarantors is a party, constitute valid and legally binding agreements of the Borrower and the Guarantors enforceable in accordance with their terms, except as enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization or moratorium or other similar law relating to creditors' rights and by general equitable principles which may limit the right to obtain equitable remedies (regardless of whether such enforceability is considered in a proceeding, in equity or at law);

                  (b) The Borrower represents and warrants that the representations and warranties of the Borrower contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date;

                  (c) The Guarantors represent and warrant that the representations and warranties of the Guarantors contained in the Guaranty are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date; and

                  (d) The Borrower and the Guarantors represent and warrant that after giving effect to this Amendment, there has not occurred and is not continuing a Default or an event that with the passage of time would constitute a Default.

         Section 2.2 Ratification and Extension of Liens. The Credit Agreement, the Notes and all other Loan Documents executed in connection therewith to which the Borrower or any Guarantor is a party shall remain in full force and effect, and all rights and powers created thereby or thereunder and under the other Loan Documents to which the Borrower or any


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Guarantor is a party are in all respects ratified and confirmed. All liens created by any Loan Document are hereby regranted by the Borrower and the Guarantors to the Lenders as security for the Obligations. The Borrower and the Guarantors agree that the obligations of the Borrower and the Guarantors under the Credit Agreement, the Notes and the other Loan Documents to which the Borrower or any Guarantor is a party are hereby brought forward, renewed and extended.

         Section 2.3 Expenses, Additional Information. The Borrower shall pay to the Agent all reasonable expenses incurred in connection with the negotiation and execution of this Amendment. The Borrower and the Guarantors shall furnish to the Agent all such other documents, consents and information relating to the Borrower and the Guarantors as the Agent may reasonably require to accomplish the purposes hereof.

         Section 2.4 Amendment Fee. The Borrower shall pay to the Agent, for the ratable benefit of the Lenders that have delivered an executed copy of this Amendment to the Agent no later than 12:00 noon Central Daylight Time on Friday, April 27, an amendment fee equal to 10 basis points (each basis point equaling one one-hundredth of one percent) multiplied times the Commitment of each such Lender.

         Section 2.5 Miscellaneous Provisions.

                  (a) From and after the execution and delivery of this Amendment, the Credit Agreement shall be deemed to be amended and modified as herein provided, but, except as so amended and modified, the Credit Agreement and all other Loan Documents shall continue in full force and effect.

                  (b) The Credit Agreement and this Amendment shall be read and construed as one and the same instrument.

                  (c) Any reference in any Loan Document to the Credit Agreement shall be a reference to the Credit Agreement, as amended by this Amendment.

                  (d) This Amendment may be signed in any number of counterparts and by different parties in separate counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  (e) The headings herein shall be accorded no significance in interpreting this Amendment.

         Section 2.6 Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Guarantors, Agents and Lenders and the successors and assigns of the Agent and Lenders. The Borrower and the Guarantors shall not have the right to assign its rights hereunder or any interest herein.

         Section 2.7 Choice of Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, EXCEPT TO THE EXTENT THAT THE LAWS OF THE UNITED STATES OF AMERICA AND ANY RULES, REGULATIONS OR ORDERS ISSUED OR


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PROMULGATED THEREUNDER APPLICABLE TO THE AFFAIRS AND TRANSACTIONS OF THE LENDERS
OTHERWISE PREEMPT ILLINOIS LAW, IN WHICH EVENT SUCH FEDERAL LAW SHALL CONTROL.


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                  EXECUTED to be effective as of the date first written above.

                                    THE SHAW GROUP INC.


                                    By:
                                             -----------------------------------
                                    Name:    Robert L. Belk
                                    Title:   Executive Vice President and
                                             Chief Financial Officer

                                    Address:

                                    8545 United Plaza Boulevard
                                    Baton Rouge, Louisiana 70809
                                    Attention:  Robert L. Belk
                                    Telephone: 225-932-2567
                                    Telecopy: 225-932-9146
                                    E-Mail: bob.belk@shawgrp.com


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                                   GUARANTORS:

                                   ACL Piping, Inc.
                                   Associated Valve, Inc.
                                   B.F. Shaw, Inc.
                                   C.B.P. Engineering Corp.
                                   Eagle Industries, Inc.
                                   Gulf Coast Equipment Rental, Inc.
                                   IRM/NAPTech Joint Venture, L.L.C.
                                   Lone Star Fabricators, Inc.
                                   NAPTech PS Corporation
                                   Prospect Industries (Holdings), Inc.
                                   SAON Properties, Inc.
                                   Secorp, Inc.
                                   Shaw Alloy Piping Products, Inc.
                                   Shaw Capital, Inc.
                                   Shaw Connex, Inc.
                                   Shaw Constructors, Inc.
                                   Shaw Energy Services, Inc.
                                   Shaw Fabricators, Inc.
                                   Shaw Fronek A/DE, Inc.
                                   Shaw Fronek Company, Inc.
                                   Shaw-Fronek Fabrication, Inc.
                                   Shaw Fronek Power Services, Inc.
                                   Shaw FVF, Inc.
                                   Shaw Global Energy Services, Inc.
                                   Shaw GRP of California
                                   Shaw Industrial Supply Co., Inc.
                                   Shaw International, Inc.
                                   Shaw Maintenance, Inc.
                                   Shaw Managed Services, Inc.
                                   Shaw Manufacturing and Services, Inc.
                                   Shaw NAPTech, Inc.
                                   Shaw Pipe Shields, Inc.
                                   Shaw Power Services, Inc.
                                   Shaw Process and Industrial Group, Inc.
                                   Shaw Process Fabricators, Inc.
                                   Shaw Services Inc.
                                   Shaw Sunland Fabricators, Inc.
                                   Shaw Word Industries Fabricators, Inc.
                                   Stone & Webster Holding One, Inc.
                                   Stone & Webster Holding Two, Inc.
                                   Stone & Webster, Inc.


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                                   SWINC Acquisition Four, Inc.
                                   SWINC Acquisition Five, L.L.C.
                                   Welding Technology and Supply Inc.
                                   Worldwide Industrial Constructors Inc.



                                   By:
                                            ------------------------------------
                                   Name:    Gary Graphia
                                   Title    Secretary


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                                    BANK ONE, NA,
                                    as Agent, as a Lender and as Issuer


                                    By:
                                             -----------------------------------
                                    Name:    John J. Zollinger, IV
                                    Title:   Associate Director

                                    Address:

                                    c/o Bank One Center, 910 Travis
                                    7th Floor
                                    Houston, Texas 77002
                                    Attention:        John J. Zollinger, IV
                                    Telephone:        713-751-6188
                                    Telecopy:         713-751-6777
                                    E-Mail: john_j_zollinger@bankone.com


                                    COMMITMENT:  $55,250,000


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                                    CREDIT LYONNAIS NEW YORK BRANCH,
                                    as Documentation Agent and as a Lender


                                    By:
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------


                                    COMMITMENT:  $37,500,000



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                                    FIRSTAR BANK, N.A., as Syndication Agent and
                                    as a Lender


                                    By:
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------



                                    COMMITMENT:  $40,000,000


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                                    UNION PLANTERS BANK, N.A.,
                                    as Co-Agent and as a Lender



                                    By:
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------


                                    COMMITMENT:  $35,000,000


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                                    BNP PARIBAS HOUSTON AGENCY



                                    By:
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------


                                    COMMITMENT:  $25,000,000


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                                    HARRIS TRUST & SAVINGS BANK



                                    By:
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------


                                    COMMITMENT:  $18,750,000


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                                    WACHOVIA BANK, N.A.



                                    By:
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------


                                    COMMITMENT:  $18,500,000


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                                    THE BANK OF NOVA SCOTIA


                                    By:
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------


                                    COMMITMENT:  $15,000,000



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                                    THE MITSUBISHI TRUST & BANKING CORPORATION



                                    By:
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------


                                    COMMITMENT:  $15,000,000


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                                    KBC BANK N.V.



                                    By:
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------


                                    COMMITMENT:  $15,000,000



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                                    BANK HAPOALIM B.M., CHICAGO BRANCH



                                    By:
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------


                                    COMMITMENT:  $10,000,000


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                                    CHANG HWA COMMERCIAL BANK, LTD.,
                                    NEW YORK BRANCH




                                    By:
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------


                                    COMMITMENT:  $7,500,000


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                                    NATEXIS BANQUES POPULAIRES



                                    By:
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------


                                    COMMITMENT:  $7,500,000



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                                    BANC ONE CAPITAL MARKETS, INC.,
                                    as Lead Arranger and Sole Book Runner


                                    By:
                                           -------------------------------------
                                    Name:  John J. Zollinger, IV,
                                    Title: Associate Director

                                    Address:

                                    c/o Bank One Center, 910 Travis
                                    7th Floor
                                    Houston, Texas 77002
                                    Attention: John J. Zollinger, IV
                                    Telephone: (713) 751-6188
                                    Telecopy:   (713) 751-6777
                                    Email:  john_j_zollinger@bankone.com



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